EXHIBIT B

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 15, 2021 DECARBONIZATION PLUS ACQUISITION CORPORATION (Exact Name of Registrant as Specified in Charter) Delaware 001-39632 82-2726724 (State of incorporation or organization) (Commission File Number) (I.R.S. Employer Identification Number) 2744 Sand Hill Road, Suite 100 Menlo Park, CA 94025 (Address of principal executive offices) (Zip Code) (212) 993-0076 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading symbol(s) Name of each exchange on which registered Units, each consisting of one share of Class A common stock and one-half of one warrant DCRBU Nasdaq Capital Market Class A common stock, par value $0.0001 per share DCRB Nasdaq Capital Market Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share DCRBW Nasdaq Capital Market Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders. On July 15, 2021, Decarbonization Plus Acquisition Corporation, a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Definitive Proxy Statement on Schedule 14A (File No. 001-39632) filed by the Company with the U.S. Securities and Exchange Commission on June 21, 2021. There were 28,215,627 shares of common stock issued and outstanding at the close of business on June 1, 2021, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 17,921,054 shares present either by proxy or online, representing approximately 63.48% of the total outstanding shares of the Company’s common stock as of the Record Date. A summary of the voting results for each proposal is set forth below. Proposal No. 1 - The Business Combination Proposal The Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021 (the “Business Combination Agreement”), by and among the Company, DCRB Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hyzon Motors Inc., a Delaware corporation (“Hyzon”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination Agreement were approved. The voting results were as follows: Votes For Votes Against Abstentions 16,991,639 908,097 12,318 Proposal No. 2 - The Authorized Share Charter Proposal The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (a) increase to the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), from 250,000,000 shares to 400,000,000 shares and (b) increase the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share, from 1,000,000 shares to 10,000,000 shares was approved. The voting results were as follows: Votes For Votes Against Abstentions 16,590,438 1,152,019 169,597 Proposal No. 3 - The Additional Charter Proposal The amendment to the Charter to eliminate provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination, change the post-combination company’s name to “Hyzon Motors Inc.” and make certain other changes that the board of directors of the Company deems appropriate for a public operating company was approved. The voting results were as follows: Votes For Votes Against Abstentions 16,939,921 921,510 50,623 Proposal No. 4 - The Nasdaq Proposal The proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Capital Market, (a) the issuance (or reservation for issuance in respect of certain options, restricted stock units, and warrants issued in exchange for outstanding pre-merger options, restricted stock units, and warrants of Hyzon) of 202,285,035 shares of Class A Common Stock, (b) the issuance and sale of 35,500,000 shares of Class A Common Stock in the private offering of securities to certain investors and (c) the issuance of up to 5,025,108 shares of Class A Common Stock to the holders of convertible notes of Hyzon in connection with the business combination was approved. The voting results were as follows: 1

Votes For Votes Against Abstentions 16,827,048 1,022,668 62,338 Proposal No. 5 - The 2021 Plan Proposal The Hyzon Motors Inc. 2021 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows: Votes For Votes Against Abstentions 16,527,025 1,307,980 77,049 Proposal No. 6 - The Director Election Proposal The Company’s stockholders elected Dennis Edwards, Mark Gordon and Elaine Wong to serve as Class I directors until the 2022 annual meeting of stockholders, Ivy Brown, Viktor Meng and KD Park to serve as Class II directors until the 2023 annual meeting of stockholders and Erik Anderson, George Gu and Craig Knight to serve as Class III directors until the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows: Nominee Votes For Withheld Dennis Edwards 16,935,040 977,014 Mark Gordon 16,934,829 977,225 Elaine Wong 16,930,981 981,073 Ivy Brown 16,932,446 979,608 Viktor Meng 16,930,040 982,014 KD Park 16,933,909 978,145 Erik Anderson 16,932,292 979,762 George Gu 16,930,937 981,117 Craig Knight 16,934,124 977,930 Proposal No. 7 - The Adjournment Proposal The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals was approved. The voting results were as follows: Votes For Votes Against Abstentions 16,863,569 978,086 70,399 Item 8.01. Other Events. Stockholders holding 2,089,323 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $20,894,145.34 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders. On July 15, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto. Item 9.01. Financial Statements and Exhibits. (d) Exhibits. Exhibit No. Exhibit 99.1 Press Release dated July 15, 2021. 104 Cover Page Interactive Data File (embedded within the Inline XBRL document). 2

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized. Dated: July 15, 2021 DECARBONIZATION PLUS ACQUISITION CORPORATION By: /s/ Erik Anderson Name: Erik Anderson Title: Chief Executive Officer 3

Exhibit 99.1 Decarbonization Plus Acquisition Corporation Announces Stockholder Approval of Business Combination with Hyzon Motors MENLO PARK, CA (July 15, 2021) – Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) (“DCRB”), a publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with Hyzon Motors Inc. (“Hyzon”), and all other proposals presented at DCRB’s special meeting of stockholders (the “Special Meeting”) held on July 15, 2021. Approximately 95% of the votes cast on the business combination proposal at the Special Meeting were in favor of approving the business combination. DCRB plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today. Subject to the satisfaction or waiver of the other customary closing conditions, the business combination is expected to close on July 16, 2021 and DCRB will change its name from “Decarbonization Plus Acquisition Corporation” to “Hyzon Motors Inc.” Hyzon Motors Inc.’s Class A common stock and Hyzon Motors Inc.’s warrants are expected to commence trading on The Nasdaq Global Select Market under the symbols “HYZN” and “HYZNW”, respectively, on July 19, 2021. About Decarbonization Plus Acquisition Corporation Decarbonization Plus Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRB is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables. About Hyzon Motors Inc. Headquartered in Rochester, N.Y., with U.S. operations also in Chicago and Detroit, and international operations in the Netherlands, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a hydrogen mobility company with an exclusive focus on the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to address diesel transportation which is one of the single largest sources of carbon emissions globally. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding DCRB’s proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations. Hyzon Motors contacts For investors: Caldwell Bailey ICR, Inc. HyzonMotorsIR@icrinc.com For U.S., Europe and Asia media: Caroline Curran Hill+Knowlton Strategies +1 256-653-5811 caroline.curran@hkstrategies.com For Australasian media: Fraser Beattie Cannings Purple +61 421 505 557 fbeattie@canningspurple.com.au Decarbonization Plus Acquisition Corporation & Riverstone Holdings Contacts For Media: Daniel Yunger / Emma Cloyd Kekst CNC 212.521.4800 daniel.yunger@kekstcnc.com / emma.cloyd@kekstcnc.com For Investors: Peter Haskopoulos, Chief Financial Officer 212.271.6247 phaskopoulos@riverstonellc.com

EXHIBIT C

EXHIBIT D

EFiled: Feb 13 2023 08:04PM EST Transaction ID 69132936 Case No. 2023-0177-